                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-06071

                           SCUDDER INSTITUTIONAL FUNDS
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        06/30

Date of reporting period:       06/30/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Commodity Securities Fund

Annual Report to Shareholders

June 30, 2005

Contents

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund concentrates its investments in commodities, which are long-term investments and should be considered part of a diversified portfolio. Because the fund concentrates its investments in securities related to commodities, market price movements, regulatory changes and economic changes as well as adverse political or financial factors could have a significant impact on the fund's performance. The commodity-linked structured notes, futures contracts and swap agreements in which the fund expects to invest have substantial additional risks, including risk of loss of a significant portion of their principal value and liquidity risk, as well as the risk of greater volatility. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Furthermore, there are additional risks associated with investing in non-US companies, emerging markets and aggressive growth stocks, which are more fully explained in the prospectus.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the period ended June 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the period ended June 30, 2005*
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/14/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,037.00	$ 1,034.00	$ 1,034.00	$ 1,037.00	$ 1,037.00
Expenses Paid per $1,000**	$ 5.69	$ 8.53	$ 8.53	$ 5.12	$ 4.74
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/14/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 6/30/05	$ 1,013.04	$ 1,010.25	$ 1,010.25	$ 1,013.60	$ 1,013.97
Expenses Paid per $1,000**	$ 5.63	$ 8.43	$ 8.43	$ 5.06	$ 4.69

* For the period February 14, 2005 (commencement of operations) to June 30, 2005.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (February 14, 2005), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	InstitutionalClass
Scudder Commodity Securities Fund	1.50%	2.25%	2.25%	1.35%	1.25%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Commodity Securities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Commodity Securities Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995.

Over 21 years of investment industry experience.

B.A., State University of New York at Stony Brook.

Terence P. Brennan

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset management in 1999.

Over 19 years of investment industry experience.

B.A., Fordham University.

Jeffrey Saeger

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996.

Over 10 years of investment industry experience.

B.S., State University of New York at Fredonia.

In the following interview, Portfolio Managers Theresa Gusman, Terence Brennan and Jeffrey Saeger discuss recent market events as well as the performance and positioning of the portfolio during the period from the fund's inception on February 14, 2005 through June 30, 2005.

Q:  How did the fund perform during the reporting period?

A:  The fund's benchmark — comprising 50% of the Goldman Sachs Commodities Index (GSCI), 25% the MSCI World Energy Index and 25% the MSCI World Materials Index — returned 6.28% from February 14, 2005 through June 30, 2005.1 In comparison, the Class A shares of the fund provided a total return of 3.70%. (Returns are unadjusted for the fund's maximum sales charge of 5.75%. If sales charges had been included, returns would have been lower. Performance is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions, so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the fund's most recent month-end performance. To discourage short-term trading, shareholders redeeming shares less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee. The return shown reflects a fee wavier and/or expense reimbursement. Without this waiver/reimbursement, the return would have been lower. All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions.)

1 The Goldman Sachs Commodities Index (GSCI) is a composite index of commodity-sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

The MSCI World Energy Index measures the performance of energy equities in developed markets around the world.

The MSCI World Materials Index measures the performance of materials equities in developed markets around the world.

MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates.

All of these indices assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The primary reason for the underperformance is that it took us some time to achieve a fully invested position following the inception of the fund. Although the portfolio's equity weightings were in place from the start, approximately four to five weeks were required for us to establish fully the fund's direct commodities positions. As the fund's assets have grown, we are pleased with the way the fund has performed since we completed this process, and we are confident in our ability to deliver long-term outperformance.

Q:  Will you review your approach to investing?

A:  We actively manage the portfolio using a flexible approach that combines a variety of disciplines. We combine both top-down analysis — which we use to decide which sectors to overweight or underweight based on the supply-and-demand picture and other fundamental trends — as well as bottom-up individual company research.2 We invest in both the commodities markets directly (through the use of GSCI-linked notes as well as derivative instruments such as futures and options) and in the stocks of companies that find, develop or produce commodities. Within this framework, we seek to enhance returns by actively positioning the portfolio toward or away from particular commodities based on their current valuation and expected market cycle. This approach provides us with a greater level of flexibility in managing the fund compared with an index-driven strategy.

2 "Overweight" means the fund holds a higher weighting in a given sector than its benchmark index. "Underweight" means the fund holds a lower weighting in a given sector than its benchmark index.

Q:  What areas of the commodities market have you been favoring?

A:  The fund is overweight relative to the benchmark in three areas: metals, energy and commodity chemicals. In general, we look for segments of the broader commodities market in which the long-term supply-and-demand profile is most favorable, since that affords pricing power to companies operating in those industries. Given that China has emerged as the engine for the global commodities markets, this supply/demand picture is most favorable for materials that the country needs to fuel growth but cannot yet produce enough of to satisfy its demand. This thinking provides the underpinning for the fund's overall positioning. We will look at each of the three key overweights in turn:

Metals: We believe this area is in the early stages of a long cycle, based on what we see as a favorable supply- and-demand picture. China's thirst for steel continues to rise, yet it has a shortage of the raw materials used to make steel — iron ore and coking coal. There are few producers for these commodities, meaning that capacity is constrained and pricing is excellent. Companies that we believe are in a position to benefit from this imbalance include Rio Tinto PLC, BHP Billiton PLC and Anglo American PLC, all domiciled in the UK.

As the reporting period progressed, we increased the fund's position in steel stocks when a severe correction in the sector created what we saw as a favorable investment opportunity. Steel stocks fell due to concerns that increased supplies would hurt pricing, but the sector weakened to the point where we felt the bad news was more than factored into stock prices. The fund's direct exposure to steel is through positions in Companhia Vale do Rio Doce (ADR) and Usinas Siderurgicas de Minas Gerais SA (Brazil), Nippon Steel Corp. (Japan) and Arcelor (Luxembourg).

Energy: This sector makes up more than half of the total portfolio when its weightings in stocks, GSCI-linked notes and futures are taken into account. Energy stocks were by far the largest positive contributor to fund performance, as the majority of our holdings produced gains of more than 20% during the period. While hedge funds and other "momentum" players certainly have contributed to the moves in both crude oil and energy-related equities, the sector's fundamentals remain strong. Production of oil rose only about 1% to 1.5% year-over-year for the period ended June 30, 2005, reflecting the inability of oil companies to bring substantial levels of new supply to the market. On the demand side, China's oil usage increased from 3 million barrels a day to about 6 million to 7 million per day from 1999 to 2004. Following the close of the reporting period, China began the process of revaluing its currency upward. This action, which increases the purchasing power of Chinese companies, should be supportive of additional demand growth. We are also encouraged by the fact that rising oil prices so far have not significantly crimped demand. We believe this supply/demand profile provides a solid underpinning for the market and supports a bullish case.

We seek to capitalize on this long-term trend through an overweight in oil services companies. We are less positive on the ability of the big integrated companies to generate outperformance, as they represent a large proportion of the benchmark itself. We believe outperformance is more likely to be found in oil field services, refining and selective exploration-and-production company names, as well as, perhaps, oil itself.

Given the recent rise in the oil price, energy companies' free cash flow is extraordinary. It is our belief that, as commodity prices and subsequent cash flows remain high relative to capital expenditures, companies will eventually venture into accelerated mergers and acquisitions (M&A) activity. We expect that oil companies will find that it is cheaper to buy and replace reserves through M&A, rather than finding and replacing reserves through the drill bit (i.e., via exploration and development). In addition, the large integrated companies are spending more money on exploration and production, and this is having a substantial impact on the bottom lines of companies such as Schlumberger Ltd. and Halliburton Co. On the downstream side, refining companies are benefiting from a shortage of capacity, especially in the United States — the world's largest gasoline market. We are invested in companies both in the United States and abroad that we believe have the ability to sustain high profit margins and cut costs, such as Valero Energy Corp. and Tesoro Corp.

Finally, we are investing directly in commodities through GSCI-linked notes. The index is weighted by the market value of the commodities produced, which makes it more indicative of the real impact that commodities prices have on the economy. As such, energy makes up the majority of the index, meaning that our notes position provides direct exposure to the fluctuations in the price of crude oil.

Commodity Chemicals: Our thesis in this sector is that a long period of underinvestment has led to a shortage of capacity, which in turn should allow chemical companies to maintain their pricing power. Companies have been unable to add capacity, especially in the United States, due to the "not in my backyard" issue. At the same time, demand has been rising. The area in which the supply-and-demand imbalance is most pronounced is for the producers of commodity chemicals such as ethylene (which is used to make plastic), an industry that reached unanticipated levels of profitability during the fourth quarter of 2004. We are therefore optimistic on the outlook for many companies in this sector. However, the group did not perform well during the second calendar quarter, and this had a negative impact on fund returns during the abbreviated reporting period.

The fund's top performer among chemicals stocks was what we call a "special situation," Monsanto Co. (US). The agricultural biotechnology company's shares performed well during the reporting period, as it has executed well, raised its return on capital and significantly increased its free cash flow in a short time. We believe Monsanto, which is using molecular breeding techniques and genetic engineering to develop products such as healthier grains and a lower-LDL Cholesterol soybean, is at the cutting edge of agro-biotech. The stock has performed very well, but we believe this is a long-term growth story with more upside in the years ahead.

Q:  What areas are you avoiding?

A:  The fund's largest underweight is in pulp and paper stocks. This industry does not have the same capacity constraints and/or supply discipline that characterize the metals, energy and commodity chemicals sectors, as exhibited by new production capacity that has come on line in Europe in recent years. At the same time, demand remains relatively muted. Evidence shows that an individual country's demand for paper products tends to come later in its economic cycle than its demand for other types of basic materials. As a result, we believe this is the reason we have not yet seen China's demand for paper rise as quickly as its demand for other commodities. The outcome has been a series of earnings disappointments for paper companies, and we do not foresee the dynamics of the industry changing for the better in the near term. In our view, more attractive opportunities are available elsewhere in the commodities sector. Although the fund is underweight in paper, it doeshold a modest position in the sector. Given the group's underperformance during the reporting period, this weighting detracted slightly from the fund's return."

Q:  Do you have any closing thoughts for fund shareholders?

A:  Our view is that we are still in the "early innings" of the commodities cycle. Cycles, on average, have lasted between 12 and 18 years*, and we believe this current cycle is only three to four years old. Production capacity remains constrained in a number of key industries due to the underinvestment of the 1990s, at the same time as demand from the emerging markets continues to grow. This backdrop helps increase the likelihood that commodity prices will remain stronger for longer.

Within this broad upturn, however, there will be countertrend moves such as the decline in oil prices that occurred late in 2004. There will also be individual commodities, such as paper, whose price movements do not correspond with the broad cycle. Now that the "easy gains" that characterize the first stage of the broad cycle are likely behind us, we believe flexibility — rather than an index-based approach — will be essential in order to take advantage of opportunities as they arise. As a result, we believe our multifaceted actively managed approach will prove well-suited to the market environment we see unfolding in the months and years ahead.

* Source: Barry Bannister, Legg Mason Equity Research

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary June 30, 2005

Asset Allocation	6/30/05

Common Stocks	50%
Commodities Linked/Structured Notes*	49%
Cash Equivalents	1%
100%

* Includes cash collateral held in connection with commodities linked/structured notes.

Geographical Diversification (As a % of Common Stocks)	6/30/05

United States	54%
United Kingdom	18%
Canada	8%
France	4%
Japan	4%
Germany	3%
Brazil	2%
China	2%
Russia	1%
Australia	1%
Other	3%
100%
Sector Diversification (As a % of Common Stocks)	6/30/05

Energy	56%
Materials	42%
Industrials	2%
100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2005 (20.3% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	4.4%
2. Dow Chemical Co. Producer of chemicals	2.3%
3. Shell Transport & Trading Co., PLC Provider of oil and gas	2.2%
4. BP PLC Exporter and producer of oil and natural gas	2.2%
5. ChevronTexaco Corp. Operator of petroleum exploration, delivery and refining facilities	2.0%
6. Monsanto Co. Provider of agricultural products	1.8%
7. BHP Billiton PLC Explorer, producer and marketer of aluminum and other metal products	1.8%
8. Rio Tinto PLC Operator of a mining, manufacturing and development company	1.3%
9. BASF AG Producer of chemical products	1.2%
10. Schlumberger Ltd. Provider of technology services to the petroleum industry	1.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005

	Shares	Value ($)

Common Stocks 47.6%
Australia 0.5%
Paperlinx Ltd.	77,700	177,288
Rio Tinto Ltd.	4,008	135,934
(Cost $292,430)		313,222
Barbados 0.4%
Nabors Industries Ltd.* (Cost $223,246)	3,800	230,356
Bermuda 0.2%
Frontline Ltd. (Cost $154,320)	3,200	128,768
Brazil 0.5%
Companhia Vale do Rio Doce (ADR) (Cost $322,277)	10,600	310,368
Canada 3.6%
Aber Diamond Corp.	8,400	257,101
Barrick Gold Corp.	10,300	257,248
EnCana Corp.	16,400	646,925
Goldcorp, Inc.	10,300	163,848
NOVA Chemicals Corp.	10,300	314,414
Placer Dome, Inc.	16,100	246,388
Talisman Energy, Inc.	9,900	370,886
(Cost $2,237,067)		2,256,810
China 0.8%
China Petroleum & Chemical Corp. "H"	750,000	293,314
Sinopec Zhenhai Refining & Chemical Co., Ltd. "H"	207,100	194,711
(Cost $527,702)		488,025
Finland 0.2%
Neste Oil Oyj*	3,700	95,820
Stora Enso Oyj "R"	3,200	40,821
(Cost $120,096)		136,641
France 2.0%
Compagnie de Saint-Gobain	5,084	280,953
Lafarge SA	5,629	510,809
Total SA	1,872	438,389
(Cost $1,286,898)		1,230,151
Germany 1.2%
BASF AG (Cost $823,318)	11,595	768,516
Ireland 0.2%
CRH PLC (Cost $158,705)	5,907	155,247
Japan 1.8%
Asahi Kasei Corp.	49,000	232,121
Nippon Mining Holdings, Inc.	63,000	356,104
Nippon Steel Corp.	172,000	397,789
Oji Paper Co., Ltd.	25,000	130,016
(Cost $1,185,533)		1,116,030
Luxembourg 0.4%
Arcelor (Cost $307,423)	13,683	267,043
Russia 0.5%
OAO Gazprom "S" (ADR) (Registered) (Cost $306,414)	8,800	315,879
South Africa 0.3%
Sappi Ltd. (ADR) (Cost $148,763)	14,800	160,136
Taiwan 0.5%
Formosa Chemicals & Fibre Corp. (Cost $302,390)	149,000	288,357
Thailand 0.3%
Thai Olefins PCL (Foreign Registered) (Cost $237,827)	136,100	189,371
United Kingdom 8.5%
Anglo American PLC	26,687	626,336
BHP Billiton PLC	86,000	1,103,065
BP PLC	133,009	1,383,123
Rio Tinto PLC	27,453	835,841
Shell Transport & Trading Co., PLC	143,101	1,386,254
(Cost $5,375,664)		5,334,619
United States 25.7%
Air Products & Chemicals, Inc.	8,100	488,430
Alcoa, Inc.	15,100	394,563
Amerada Hess Corp.	4,600	489,946
Apache Corp.	9,100	587,860
Bowater, Inc.	4,100	132,717
Burlington Resources, Inc.	7,900	436,396
ChevronTexaco Corp.	22,800	1,274,976
ConocoPhillips	4,200	241,458
Dow Chemical Co.	32,700	1,456,131
ENSCO International, Inc.	7,400	264,550
ExxonMobil Corp.	47,600	2,735,572
FMC Technologies, Inc.*	7,100	226,987
Georgia-Pacific Corp.	11,800	375,240
Halliburton Co.	11,300	540,366
Holly Corp.	4,000	186,680
Joy Global, Inc.	11,300	379,567
Lyondell Chemical Co.	13,700	361,954
Monsanto Co.	18,200	1,144,234
Occidental Petroleum Corp.	6,500	500,045
Peabody Energy Corp.	8,300	431,932
PPG Industries, Inc.	6,900	433,044
Schlumberger Ltd.	9,400	713,836
Smurfit-Stone Container Corp.*	8,900	90,513
Sunoco, Inc.	4,400	500,192
Tesoro Corp.	3,200	148,864
Transocean, Inc.*	8,600	464,142
Ultra Petroleum Corp.*	11,800	358,248
Valero Energy Corp.	3,000	237,330
Weatherford International Ltd.*	7,800	452,244
(Cost $16,079,301)		16,048,017
Total Common Stocks (Cost $30,089,374)		29,737,556

Preferred Stocks 0.4%
Brazil
Usinas Siderurgicas de Minas Gerais SA "A" (Cost $218,821)	14,400	234,964

Equity Linked Certificates 0.5%
Merrill Lynch Co., Inc. Lepo Equity Linked Certificates Over Reliance Industries Ltd.* 144A, 7/15/2009 (c) (Cost $288,582)	22,500	335,207

US Government Backed 22.1%
United States
US Treasury Bills 2.901%**, 7/21/2005 (e)	271,000	270,582
US Treasury Note:
1.5%, 3/31/2006 (f)	8,235,000	8,115,658
2.5%, 5/31/2006 (f)	5,500,000	5,449,081
Total US Government Backed (Cost $13,796,251)		13,835,321

Commodities Linked/Structured Notes 15.3%
AIG-FP Structured Finance Ltd., GSCI Note 3X, 144A:
3.20%, 5/21/2006, (d)	500,000	649,219
3.41%, 3/8/2006, (d)	500,000	491,702
3.75%, 6/1/2006, (d)	1,800,000	1,699,774
3.51%, 6/1/2006, (d)	1,500,000	1,472,195
Cargill GSCI Note 3X, 144A:
3.37%, 3/7/2006, (d)	500,000	534,477
3.37%, 3/31/2006, (d)	750,000	721,661
3.664%, 7/6/2006, (d)	1,000,000	1,211,227
3.59%, 7/6/2006, (d)	1,439,005	1,863,132
3.618%, 9/14/2006, (d)	800,000	806,529
Total Commodities Linked/Structured Notes (Cost $8,789,005)		9,449,916
	Contracts	Value ($)

Options Purchased 0.0%
Temple Inland, Inc., Expiring 8/20/2005, Strike Price $37.5 (Cost $5,093)	22	2,310
	Shares	Value ($)

Cash Equivalents 12.0%
Scudder Cash Management QP Trust, 3.14% (b) (f) (Cost $7,523,196)	7,523,196	7,523,196
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $60,710,322) (a)	97.9	61,118,470
Other Assets and Liabilities, Net	2.1	1,301,087
Net Assets	100.0	62,419,557

* Non-income producing security

** Annualized yield at time of purchase; not a coupon rate

(a) The cost for federal income tax purposes was $60,885,656. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $232,814. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,730,043 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,497,229.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Certificates

(d) Security is linked to the Goldman Sachs Commodities Index (GSCI). The index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodities futures that is broadly diversified across the spectrum of commodities.

(e) At June 30, 2005, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.

At June 30, 2005, open futures contracts purchased were as follows:

Futures	Contracts	Expiration Date	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
Goldman Sachs Commodity Index	29	7/18/2005	2,788,149	2,752,825	(35,324)

(f) All or a portion of these securities represents collateral held in connection with structured notes.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GSCI: Goldman Sachs Commodities Index

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options
Amerada Hess Corp.	45	8/20/2005	120.0	(5,175)
ConocoPhillips	36	7/16/2005	55.0	(10,440)
Monsanto Co.	42	7/16/2005	70.0	(420)
Nabors Industries Ltd.	37	9/17/2005	60.0	(14,430)
Occidental Petroleum Corp.	31	8/20/2005	85.0	(3,100)
Sunoco, Inc.	38	7/16/2005	110.0	(21,660)
Put Options
Temple Inland, Inc.	22	8/20/2005	30.0	(110)
Total Outstanding Written Options (Premiums received $42,721)				(55,335)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005
Assets
Investments: Investments in securities, at value (cost $53,187,126)	$ 53,595,274
Investment in Scudder Cash Management QP Trust, at value (cost $7,523,196)	7,523,196
Total investments in securities, at value (cost $60,710,322)	61,118,470
Cash	155,085
Foreign currency, at value (cost $23,478)	23,458
Receivable for Fund shares sold	1,466,020
Dividends receivable	42,928
Interest receivable	59,776
Foreign taxes recoverable	4,331
Due from Advisor	191,176
Deferred offering expenses	131,987
Other assets	6,659
Total assets	63,199,890
Liabilities
Payable for investments purchased	372,331
Payable for Fund shares redeemed	27,556
Payable for daily variation margin on open futures contracts	28,275
Written options, at value (premiums received $42,721)	55,335
Accrued organization and offering expenses	162,321
Other accrued expenses and payables	134,515
Total liabilities	780,333
Net assets, at value	$ 62,419,557
Net Assets
Net assets consist of: Undistributed net investment income	140,741
Net unrealized appreciation (depreciation) on:
Investments	408,148
Futures	(35,324)
Written Options	(12,614)
Foreign currency related transactions	(704)
Accumulated net realized gain (loss)	(860,924)
Paid-in capital	62,780,234
Net assets, at value	$ 62,419,557

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of June 30, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($43,510,232 ÷ 4,197,156 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.37
Maximum offering price per share (100 ÷ 94.25 of $10.37)	$ 11.00

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,198,035 ÷ 406,186 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.34

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,886,621 ÷ 1,149,903 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.34
Class S Net Asset Value, offering and redemption price(a) per share ($2,470,716 ÷ 238,271 outstanding shares of beneficial interest, $.01 par value, 100,000,000 shares authorized)	$ 10.37
Institutional Class Net Asset Value, offering and redemption price(a) per share ($353,953 ÷ 34,138 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.37

(a) Redemption price per share held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period February 14, 2005 (commencement of operations) to June 30, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $14,061)	181,739
Interest	60,424
Interest — Scudder Cash Management QP Trust	60,990
Total Income	303,153
Expenses: Management fee	139,050
Services to shareholders	3,400
Custodian fees	138,005
Distribution service fees	61,511
Auditing	50,048
Legal	3,672
Trustees' fees and expenses	2,856
Reports to shareholders	13,056
Registration fees	1,641
Organization and offering expenses	118,965
Administrative fee	58,753
Other	3,963
Total expenses before expense reductions	594,920
Expense reductions	(349,529)
Total expenses, after expense reduction	245,391
Net investment income	57,762
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(967,985)
Futures	162,455
Written Options	(55,394)
Foreign currency related transactions	(10,526)
(871,450)

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period February 14, 2005 (commencement of operations) to June 30, 2005 (continued)
Net unrealized appreciation (depreciation) during the period on: Investments	408,148
Futures	(35,324)
Written Options	(12,614)
Foreign currency related transactions	(704)
359,506
Net gain (loss) on investment transactions	(511,944)
Net increase (decrease) in net assets resulting from operations	$ (454,182)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	For the Period Ended June 30, 2005*
Operations: Net investment income	$ 57,762
Net realized gain (loss) on investment transactions	(871,450)
Net unrealized appreciation (depreciation) during the period on investment transactions	359,506
Net increase (decrease) in net assets resulting from operations	(454,182)
Fund share transactions: Proceeds from shares sold	72,683,624
Cost of shares redeemed	(9,837,271)
Redemption fees	27,386
Net increase (decrease) in net assets from Fund share transactions	62,873,739
Increase (decrease) in net assets	62,419,557
Net assets at beginning of period	—
Net assets at end of period (including undistributed net investment income of $140,741)	$ 62,419,557

* For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.02
Net realized and unrealized gain (loss) on investment transactions	.35[c]
Total from investment operations	.37
Redemption fees	.00***
Net asset value, end of period	$ 10.37
Total Return (%)[d,e]	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44
Ratio of expenses before expense reductions (%)	3.90*
Ratio of expenses after expense reductions (%)	1.50*
Ratio of net investment income (loss) (%)	.57*
Portfolio turnover rate (%)	36*

[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.35[c]
Total from investment operations	.34
Redemption fees	.00***
Net asset value, end of period	$ 10.34
Total Return (%)[d,e]	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (%)	4.64*
Ratio of expenses after expense reductions (%)	2.25*
Ratio of net investment income (loss) (%)	(.18)*
Portfolio turnover rate (%)	36*

[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)
Net realized and unrealized gain (loss) on investment transactions	.35[c]
Total from investment operations	.34
Redemption fees	.00***
Net asset value, end of period	$ 10.34
Total Return (%)[d,e]	3.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12
Ratio of expenses before expense reductions (%)	4.65*
Ratio of expenses after expense reductions (%)	2.25*
Ratio of net investment income (loss) (%)	(.18)*
Portfolio turnover rate (%)	36*

[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return does not reflect the effect of any sales charge.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	.34[c]
Total from investment operations	.37
Redemption fees	.00***
Net asset value, end of period	$ 10.37
Total Return (%)[d]	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2
Ratio of expenses before expense reductions (%)	3.69*
Ratio of expense after expense reductions (%)	1.35*
Ratio of net investment income (loss) (%)	.72*
Portfolio turnover rate (%)	36*

[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.03
Net realized and unrealized gain (loss) on investment transactions	.34[c]
Total from investment operations	.37
Redemption fees	.00***
Net asset value, end of period	$ 10.37
Total Return (%)[d]	3.70**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4
Ratio of expenses before expense reductions (%)	3.28*
Ratio of expenses after expense reductions (%)	1.25*
Ratio of net investment income (loss) (%)	.82*
Portfolio turnover rate (%)	36*

[a] For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

[b] Based on average shares outstanding during the period.

[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value, the amount shown may not agree with the change in aggregate gains and losses.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Commodity Securities Fund (the ``Fund'') is a non-diversified series of Scudder Institutional Funds (``the Trust") which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified management investment company organized as a Massachusetts Business Trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges. (Please refer to the Fund's Statement of Additional Information for further information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Structured notes (i.e. commodities-linked or index-linked notes) are valued by the counterparties as approved by the Trustees. The counterparties may use various pricing techniques which take into account appropriate factors such as related underlying indices, commodities' prices, liquidity, quality, maturity and other economic variables.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Commodities Linked/Structured Notes. The Fund invests in structured notes whose value is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. The structured notes are often leveraged, increasing the volatility of each notes' value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At June 30, 2005, the value of these securities comprised 15.3% of the Fund's net assets and resulted in unrealized appreciation of $660,911.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Inaddition, from February 14, 2005 through June 30, 2005, the Fund incurred approximately $730,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended June 30, 2006.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 148,972
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ —
Unrealized appreciation (depreciation) on investments	$ 232,814

*For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Organization and Offering Costs. Costs incurred by the Fund in connection with its organization and issuance of Common Shares, amounting to $40,580, were charged to the Fund and reimbursed by the Advisor. Offering costs of the Fund were paid in connection with the offering of shares and are being amortized over one year.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the period from February 14, 2005 (commencement of operations) to June 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $58,401,767 and $4,251,749, respectively.

For the period from February 14, 2005 (commencement of operations) to June 30, 2005, transactions for written options were as follows:

	Contract Amounts	Premium
Beginning of period	—	$ —
Written	256	43,211
Expired	(5)	(490)
End of period	251	$ 42,721

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management, Inc. ("DeIM" or the "Advisor") is the Advisor for the Fund and Investment Company Capital Corporation ("ICCC" or the "Administrator") is the Administrator of the Fund, both indirect, wholly owned subsidiaries of Deutsche Bank AG.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Advisory Agreement.

The investment advisory fee was computed and accrued daily and payable monthly at the following rates:

First $500 million of the Fund's average daily net assets	.95%
Next $500 million of such net assets	.90%
Over $1 billion of such net assets in excess of	.85%

For the period February 14, 2005 (commencement of operations) through October 31, 2006, the Advisor and Administrator have agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) as follows:

Class A	1.50%
Class B	2.25%
Class C	2.25%
Class S	1.35%
Institutional Class	1.25%

Accordingly, for the period February 14, 2005 (commencement of operations) to June 30, 2005, the Advisor waived $139,050 of management fees, which was equivalent to an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the period ended June 30, 2005, the Advisor waived $152,578 of other expenses for the Fund.

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.40% of average daily net assets for Class A, B and C shares, 0.50% of average daily net assets for Class S shares and 0.15% of average daily net assets for Institutional Class shares, computed and accrued daily and payable monthly. For the period February 14, 2005 (commencement of operations) to June 30, 2005, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Waived
Class A	$ 39,336	$ 39,336
Class B	4,016	4,016
Class C	10,754	10,754
Class S	4,259	3,407
Institutional Class	388	388
	$ 58,753	$ 57,901

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period February 14, 2005 (commencement of operations) to June 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at June 30, 2005
Class A	$ 24,586	$ 8,420
Class B	7,530	2,337
Class C	20,163	6,798
	$ 52,279	$ 17,555

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period February 14, 2005 (commencement of operations) to June 30, 2005, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at June 30, 2005
Class B	$ 2,510	$ 2,321
Class C	6,722	6,431
	$ 9,232	$ 8,752

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period February 14, 2005 (commencement of operations) to June 30, 2005, aggregated $10,633.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period February 14, 2005 (commencement of operations) to June 30, 2005, the CDSC for the Fund's Class B and C shares was $1,132 and $2,465, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the period February 14, 2005 (commencement of operations) to June 30, 2005, SDI received none.

Typesetting and Filing Service Fees. DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the period February 14, 2005 (commencement of operations) to June 30, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $6,720, all of which is unpaid at June 30, 2005.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Scudder Fund Complex for which he or she serves. In addition, the Chairman of the Fund's Audit Committee receives an annual fee for his services. Payment of such fees and expenses is allocated among all such funds in direct proportions to their relative net assets.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

E. Investing in Securities and Derivatives Linked to the Commodities Market

The Fund will invest primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments.

The Fund also invests in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund invests are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. In addition to commodity-related risks and the risks of investing in derivatives, these notes are subject to risks, such as credit risk, stock market risk, interest rate transaction risks, that in general affect the values of debt securities. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	For the Period Ended June 30, 2005*
	Shares	Dollars
Shares sold
Class A	4,672,011	$ 48,521,706
Class B	474,847	4,899,508
Class C	1,242,957	12,898,075
Class S	518,446	5,410,033
Institutional Class	94,208	954,302
		$ 72,683,624
Shares redeemed
Class A	(474,855)	$ (4,781,678)
Class B	(68,661)	(696,272)
Class C	(93,054)	(946,850)
Class S	(280,175)	(2,804,076)
Institutional Class	(60,070)	(608,395)
		$ (9,837,271)
Redemption fees		$ 27,386
Net increase (decrease)
Class A	4,197,156	$ 43,758,679
Class B	406,186	4,205,104
Class C	1,149,903	11,956,195
Class S	238,271	2,607,230
Institutional Class	34,138	346,531
		$ 62,873,739

* For the period from February 14, 2005 (commencement of operations) to June 30, 2005.

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Scudder Commodity Securities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Commodity Securities Fund (the "Fund") at June 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the period February 14, 2005 (commencement of operations) through June 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Boston, Massachusetts August 26, 2005	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For federal income tax purposes, the fund designates $215,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Joseph R. Hardiman 5/27/37 Chairman since 2004 Trustee since 2002

Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998-January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		52
Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2002 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Director, The Germany Fund, Inc. (since 2000), The New Germany Fund, Inc. (since 2004), The Central Europe and Russia Fund, Inc. (since 2000). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001); Chairman of the Board, Weirton Steel Corporation[3] (April 1996-2004).

		55
S. Leland Dill 3/28/30 Trustee since 1999	Trustee, Phoenix Euclid Market Neutral Fund (since May 1998), Phoenix Funds (25 portfolios) (since May 2004) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986); Trustee, Phoenix Zweig Series Trust (September 1989-May 2004).	52
Martin J. Gruber 7/15/37 Trustee since 1992	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee (since January 2000) and Chairman of the Board (since February 2004), CREF (pension fund); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001); Trustee of the TIAA-CREF mutual funds (February 2004-March 2005).	52
Richard J. Herring 2/18/46 Trustee since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	52
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 7 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	52
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	52
Philip Saunders, Jr. 10/11/35 Trustee since 1999	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	52
William N. Searcy 9/3/46 Trustee since 2002	Private investor (since October 2003); Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-October 2003).	52
Interested Trustee
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
William N. Shiebler[4] 2/6/42 Trustee since 2004	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999).	125
Officers
Name, Date of Birth, Position with the Fund and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Julian F. Sluyters[6] 7/14/60 President and Chief Executive Officer since 2004

Managing Director[5], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management.

Kenneth Murphy[7] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Director[5], Deutsche Asset Management (September 2000 to present). Formerly, Director, John Hancock Signature Services (1992-2000).
Paul H. Schubert[6] 1/11/63 Chief Financial Officer since 2004 Treasurer since June 2005

Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

John Millette[7] 8/23/62 Secretary since 2003	Director[5], Deutsche Asset Management.
Lisa Hertz[6] 8/21/70 Assistant Secretary since 2004	Vice President, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson[7] 4/1/62 Assistant Secretary since 2002	Managing Director[5], Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director[5], Deutsche Asset Management.
Scott M. McHugh[7] 9/13/71 Assistant Treasurer since 2005	Director[5], Deutsche Asset Management.
Kathleen Sullivan D'Eramo[7] 1/25/57 Assistant Treasurer since 2003	Director[5], Deutsche Asset Management.
Philip Gallo[6] (1962) 8/2/62 Chief Compliance Officer since 2004	Managing Director[5], Deutsche Asset Management (2003-present). Formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Unless otherwise indicated, the mailing address of each Trustee and officer with respect to fund operations is One South Street, Baltimore, MD 21202.

2 Length of time served represents the date that each Trustee or officer first began serving in that position with Scudder Institutional Funds of which this fund is a series.

3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

4 Mr. Shiebler is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Shiebler is a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates. Mr. Shiebler's business address is 345 Park Avenue, New York, New York 10154.

5 Executive title, not a board directorship.

6 Address: 345 Park Avenue, New York, New York 10154.

7 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information includes additional information about the fund's Trustees. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SKNRX	SKBRX	SKCRX	SKIRX
CUSIP Number	811162-866	811162-858	811162-841	811162-825
Fund Number	485	685	785	817

For shareholders of Class S

Scudder Class S Shareholders
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SKSRX
Fund Number	85
Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, June 30, 2005, Scudder Institutional Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       SCUDDER COMMODITIES SECURITIES FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

             Services that the Fund's Independent Registered Public
                       Accounting Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit       Audit-Related       Tax Fees        All  Other
   Ended      Fees Billed     Fees Billed        Billed to      Fees Billed
 June 30,       to Fund         to Fund            Fund           to Fund
--------------------------------------------------------------------------------
2005*           $54,000          $225              $14,700             $0
--------------------------------------------------------------------------------
2004              N/A            N/A                 N/A               $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

*  Fund commenced operations on February 14, 2005.

     Services that the Fund's Independent Registered Public Accounting Firm
          Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
              Audit-Related            Tax Fees             All Other
Fiscal         Fees Billed to          Billed to           Fees Billed
 Year          Adviser and            Adviser and         to Adviser and
 Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
June 30,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005            $264,200                 $0                    $0
--------------------------------------------------------------------------------
2004            $807,051                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                             Non-Audit
                            Fees billed
                             to Adviser
                                and
                             Affiliated
                            Fund Service             Total
                             Providers             Non-Audit
                            (engagements          Fees billed
                              related             to Adviser
              Total        directly to the      and Affiliated
            Non-Audit      operations and        Fund Service
Fiscal        Fees            financial           Providers
 Year        Billed          reporting            (all other         Total of
 Ended       to Fund        of the Fund)         engagements)        (A), (B)
June 30,       (A)               (B)                  (C)             and (C)
--------------------------------------------------------------------------------
2005       $14,700              $0                 $89,635           $104,335
--------------------------------------------------------------------------------
2004         N/A                $0               $1,722,293         $1,722,293
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Commodity Securities Fund, a
                                    series of Scudder Institutional Funds

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Commodity Securities Fund, a
                                    series of Scudder Institutional Funds

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 31, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 31, 2005